                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 30, 2000
                                                 -----------------------------

                             PEREGRINE SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                   000-22209                 95-3773312
------------------------------------------------------------------------------
(State of incorporation)    (Commission File Number)     (IRS Employer
                                                       Identification No.)


               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130
------------------------------------------------------------------------------
             (Address of principal executive offices of Registrant)


                                 (858) 481-5000
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

     On February 3, 2000, the Board of Directors of Peregrine Systems, Inc., a Delaware corporation ("Peregrine" or the "Company"), approved the acquisition of all of the issued shares of Telco Research Corporation Limited, a Canada Business Act corporation ("Telco"). Pursuant to the acquisition agreement for plan of arrangement (the "Acquisition Agreement"), dated as of February 8, 2000, by and among the Company, Peregrine Nova Scotia Company, an unlimited liability company existing under the Nova Scotia Companies Act and a direct wholly owned subsidiary of the Company, Telco, and 1400066 Ontario Inc., an Ontario corporation (the "Amalgamation Sub"), providing for the amalgamation of Target and Amalgamation Sub to form a new entity that will become a wholly-owned subsidiary of Peregrine Nova Scotia Company (the "Merger"), Peregrine purchased all of the common stock of Telco (the "Acquisition"). The Acquisition was completed on March 30, 2000.

     The aggregate purchase price for all issued shares of Telco consisted of 2,520,447 shares of Peregrine's Common Stock (the "Peregrine Shares").

     All of the Peregrine Shares issued in the Acquisition were sold in reliance on the exemption from registration under the Securities Act of 1933, as amended ("Securities Act") contained in Section 3(a)(10) of the Act and are freely tradable unless held by affiliates, in which case they must be sold only pursuant to Rule 145 promulgated under the Securities Act.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of Business Acquired.

             The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

        (b)  Pro Forma Financial Information.

             The required financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

        (c)  Exhibits.

             Exhibits                          Description
             --------                          -----------
                2.1      Acquisition Agreement for Plan of Arrangement, dated as
                         of February 8, 2000, by and among Peregrine,
                         Peregrine Nova Scotia Company, an unlimited liability
                         company existing under the Nova Scotia Companies Act and
                         a direct wholly owned subsidiary of Company, Telco, and
                         1400066 Ontario, Inc., an Ontario corporation. (Pursuant
                         to Item 601(b)(2) of Regulation SK, the exhibits to the
                         Acquisition Agreement have been omitted. The Registrant
                         agrees to furnish such exhibits supplementally upon the
                         request of the Commission.)

          99.1 Press release of Peregrine Systems, Inc. dated April 3, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PEREGRINE SYSTEMS, INC.

         Dated: April 6, 2000

                                         By:   /s/ ERIC DELLER
                                              --------------------------------
                                              Eric Deller
                                              Vice President and General Counsel